EXHIBIT 10.26

                            VALENCE TECHNOLOGY, INC.
                        EXECUTIVE OFFICERS' COMPENSATION
                                    FOR 2006

ANNUAL CASH COMPENSATION

BASE COMPENSATION. Set forth below are the base salaries effective for 2006 of our named executive officers. These salaries are reviewed by the Compensation Committee of the Board of Directors annually and are subject to increase.


NAME                                       TITLE                                     BASE SALARY
----                                       -----                                     -----------
James R. Akridge (1)                       Chief Executive Officer and President      $250,000

Dean Bogues (1)                            President of the Americas and Europe       $200,000

Dr. ChunTai Guo (1)                        President of Asia-Pacific Operations       $200,000

Thomas F. Mezger (1)                       Chief Financial Officer and Assistant      $185,000
                                           Secretary

Roger A. Williams                          General Counsel and Assistant              $180,000
                                           Secretary

-------------------
(1) Please refer to the employment agreements of these executive officers, each of which has been filed with the Securities and Exchange Commission, for the other terms and conditions of their employment.

Bonuses awarded for 2004 in accordance with the foregoing were as follows:


NAME                                       TITLE                                     2004 BONUS
----                                       -----                                     ----------
James R. Akridge                           Chief Executive Officer and President      $95,625

Dean Bogues                                President of the Americas and Europe       $120,000

Dr. ChunTai Guo                            President of Asia-Pacific Operations       n/a

Thomas F. Mezger                           Chief Financial Officer and Assistant      n/a
                                           Secretary

Roger A. Williams                          General Counsel and Assistant              n/a
                                           Secretary


LONG TERM INCENTIVES

STOCK OPTIONS AND RESTRICTED STOCK. Executive officers, together with our other employees, are eligible to receive grants of awards under our 2000 Stock Option Plan and 1990 Stock Option Plan as amended on October 3, 1997. These awards may be in the form of stock options and/or restricted stock grants. The number of options or restricted shares granted to an executive officer is based upon a number of factors, including, but not limited to, his or her position, salary and performance, the number and/or value of his or her in-the-money outstanding unexercisable options, as well as the performance and goals of the Company.